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                                                       EXHIBIT 99
For more information:
--------------------
Investor contact:  Barbara Bolens 414-438-6940
Media contact:  Carole Herbstreit 414-438-6882

FOR IMMEDIATE RELEASE

BRADY CORPORATION REPORTS RECORD SALES AND EARNINGS FOR FISCAL 2005 FIRST
QUARTER

MILWAUKEE (November 16, 2004)--Brady Corporation (NYSE:BRC) today reported record sales and earnings for its fiscal 2005 first quarter ended October 31, 2004.

         Sales for the quarter rose 31.9 percent to $200.4 million compared to $151.9 million in the first quarter of fiscal 2004. Core business increased 10.2 percent, acquisitions added 18.0 percent to sales, and the positive impact of currency exchange contributed 3.7 percent to sales results. While the company saw growth in all regions, growth in Asia continues to be particularly strong driven by a combination of market share gains, strength in end user markets and acquisitions.

         Net income for the fiscal 2005 first quarter was $20.4 million or $0.83 per diluted Class A Common Share, compared to $10.4 million or $0.44 per share in the same quarter last year. Prior year net income included a $1.2 million after tax charge for restructuring.

         "We are pleased with the impact that the combination of our strategic initiatives and a strengthening economy has had on our top and bottom line," said Frank M. Jaehnert, Brady's president and chief executive officer. "We are executing our plan to grow our core business and continue to make strategic acquisitions that add value to our customer offering and give us greater capability. In the first quarter we acquired ID Technologies, PTE, Ltd., a Singapore-based manufacturer and supplier of die-cut components and other products primarily for the hard-disc-drive market."

          "We attribute the significant increase in our net income to our core business growth, the successful integration of recent acquisitions, continued cost control and relatively soft comparisons to the first quarter of last year," said Brady Vice President and Chief Financial Officer David Mathieson. "As previously announced, in fiscal 2005 we anticipate sales of between $780 and $800 million, net income between $66 and $69 million, and earnings per share of $2.69 to $2.82."

         A webcast regarding fiscal 2005 first quarter results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Standard Time today. Brady's annual meeting of shareholders will be held on Thursday, November 18 at Brady's Corporate Headquarters in Milwaukee. A live webcast can be accessed at 9:00 a.m. CST.

         Brady is an international manufacturer and marketer of identification and materials solutions, with products including labels, signs, precision die-cut materials, printing systems, software, and label-application and data-collection systems for electronics, telecommunications, manufacturing, electrical, and a variety of other markets. Founded in 1914, Brady is headquartered in Milwaukee and employs about 4,000 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada. The company had sales of $671 million in fiscal 2004. Brady stock trades on the New York Stock Exchange under the symbol BRC. More information is available on the Internet at www.bradycorp.com, which includes an interactive version of the 2004 Annual Report to Shareholders.

This news release contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information in this release involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; fluctuations in currency exchange rates for international currencies versus the U.S. dollar; the successful implementation of a new enterprise-resource-planning system; the ability of the company to acquire, integrate and achieve anticipated synergies from new businesses; the ability of the company to adjust its cost structure to changes in levels of sales and product mix in a timely manner; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Brady cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.

Information by regional segment for the three ended October 31, 2004 and 2003 is as follows:

            (Dollars in thousands)                Americas         Europe           Asia         Corporate         Total
            ----------------------              -----------      ----------      ----------    ------------    -----------
SALES TO EXTERNAL CUSTOMERS
Three months ended:
   October 31, 2004                               $105,449         $64,527         $30,443                       $200,419
   October 31, 2003                                 80,092          53,265          18,549                        151,906


SALES GROWTH INFORMATION
Three months ended October 31, 2004:
    Base                                              8.5%            6.6%           28.2%                          10.3%
    Currency                                        (0.1)%            9.3%            3.8%                           3.7%
    Acquisitions                                     23.3%            5.2%           32.1%                          18.0%
                                                -----------      ----------      ----------                    -----------
      Total                                          31.7%           21.1%           64.1%                          31.9%
                                                ===========      ==========      ==========                    ===========

SEGMENT PROFIT (LOSS)
Three months ended:
   October 31, 2004                               $ 25,380         $18,132         $ 8,910        $(1,425)       $ 50,997
   October 31, 2003                                 15,116          13,449           5,424           (770)         33,219
      Percentage increase (decrease)                 67.9%           34.8%           64.3%           85.1%          53.5%

PROFIT RECONCILIATION (Dollars in thousands)

                                                       Three months ended:
                                                  -----------------------------
                                                   October 31,     October 31,
                                                      2004            2003
                                                  -------------   -------------
Total profit for reportable segments                 $52,422         $33,989
Corporate and eliminations                            (1,425)           (770)
Unallocated amounts:
    Administrative costs:                            (17,601)        (15,172)
    Interest - net                                    (1,825)             91
    Foreign exchange                                     (30)           (280)
    Restructuring charge, net                              -          (1,753)
    Other                                             (1,604)           (536)
        Income before income taxes                   $29,937         $15,569

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND INCOME RETAINED IN THE BUSINESS

(Dollars in Thousands, Except Per Share Amounts)

                                                                                    (Unaudited)
                                                                  ------------------------------------------------
                                                                           Three Months Ended October 31,
                                                                  ------------------------------------------------
                                                                                                     Percentage
                                                                      2004              2003           Change
                                                                  ------------     --------------  ---------------
Net sales                                                       $     200,419    $       151,906            31.9%
Cost of products sold                                                  94,894             73,143            29.7%
                                                                  ------------     --------------
   Gross margin                                                       105,525             78,763            34.0%

Operating expenses:
   Research and development                                             5,704              4,864            17.3%
   Selling, general and administrative                                 68,028             56,388            20.6%
   Restructuring charge - net                                               -              1,753          -100.0%
                                                                  ------------     --------------
Total operating expenses                                               73,732             63,005            17.0%

Operating income                                                       31,793             15,758           101.8%

Other income and (expense):
   Investment and other (expense) income                                  283               (159)         -278.0%
   Interest expense                                                    (2,139)               (30)         7030.0%
                                                                  ------------     --------------

Income before income taxes                                             29,937             15,569            92.3%

Income taxes                                                            9,580              5,216            83.7%
                                                                  ------------     --------------

Net income                                                             20,357             10,353            96.6%

Income retained in business at beginning of period                    322,224            290,805            10.8%

Less:
  Common stock dividends                                               (5,178)            (4,770)            8.6%

Income retained in business at end of period                    $     337,403    $       296,388            13.8%
                                                                  ============     ==============

Net income per Class A Nonvoting Common Share

                                                         Basic  $        0.84    $          0.44            90.9%
                                                                  ============     ==============

                                                       Diluted  $        0.83    $          0.44            88.6%
                                                                  ============     ==============

Net income per Class B Voting Common Share

                                                         Basic  $        0.84    $          0.41           104.9%
                                                                  ============     ==============

                                                       Diluted  $        0.83    $          0.41           102.4%
                                                                  ============     ==============

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(DOLLARS IN THOUSANDS)

                                                                                     OCTOBER 31, 2004            JULY 31, 2004
                                                                                   ---------------------      ---------------------

                                      ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                    $                52,370    $                70,368
   Accounts receivable, less allowance for losses ($4,298 and                                   116,276                    105,322
       $3,869, respectively)
   Inventories:
       Finished Products                                                                         29,450                     29,616
       Work-in-process                                                                            7,939                      6,550
       Raw materials and supplies                                                                22,030                     16,765
                                                                                   ---------------------      ---------------------
         Total inventories                                                                       59,419                     52,931
   Prepaid expenses and other current asset                                                      20,837                     23,302
                                                                                   ---------------------      ---------------------

         TOTAL CURRENT ASSETS                                                                   248,902                    251,923

OTHER ASSETS:
   Goodwill                                                                                     300,460                    275,897
   Other Intangibles                                                                             64,665                     45,879
   Other                                                                                         32,263                     34,526
                                                                                   ---------------------      ---------------------

                                                                                                397,388                    356,302
PROPERTY, PLANT AND EQUIPMENT:
   Cost:
       Land                                                                                       6,290                      6,242
       Buildings and improvements                                                                60,092                     58,850
       Machinery and equipment                                                                  158,593                    153,467
       Construction in progress                                                                   3,885                      1,468
                                                                                   ---------------------      ---------------------

                                                                                                228,860                    220,027
   Less accumulated depreciation                                                                140,001                    133,922
                                                                                   ---------------------      ---------------------

         NET PROPERTY, PLANT AND EQUIPMENT                                                       88,859                     86,105
                                                                                   ---------------------      ---------------------

TOTAL                                                                           $               735,149    $               694,330
                                                                                   =====================      =====================

                     LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:
   Accounts payable                                                             $                36,290    $                38,533
   Wages and amounts withheld from employees                                                     26,163                     41,872
   Taxes, other than income taxes                                                                 5,645                      3,852
   Accrued income taxes                                                                          20,990                     12,399
   Other current liabilities                                                                     31,130                     23,529
   Short-term borrowings and current maturities on long-term debt                                    23                         32
                                                                                   ---------------------      ---------------------

         TOTAL CURRENT LIABILITIES                                                              120,241                    120,217

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                                                  150,000                    150,019

OTHER LIABILITIES                                                                                33,306                     20,779
                                                                                   ---------------------      ---------------------

         TOTAL LIABILITIES                                                                      303,547                    291,015

STOCKHOLDERS' INVESTMENT:
  Common stock:
     Class A nonvoting common stock - Issued and outstanding, 22,556,266                            226                        224
        and 22,345,399 shares, respectively
     Class B voting common stock - Issued and outstanding 1,769,314 shares                           18                         18
   Additional paid-in capital                                                                    81,803                     72,865
   Income retained in the business                                                              337,403                    322,224
   Treasury Stock - 34,657 shares, at cost                                                       (1,074)                    (1,074)
   Cumulative other comprehensive income                                                         13,428                      9,340
   Other                                                                                           (202)                      (282)
                                                                                   ---------------------      ---------------------

         TOTAL STOCKHOLDERS' INVESTMENT                                                         431,602                    403,315
                                                                                   ---------------------      ---------------------

TOTAL                                                                           $               735,149    $               694,330
                                                                                   =====================      =====================

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in Thousands)

                                                                                                        (Unaudited)
                                                                                                    Three Months Ended
                                                                                                        October 31
                                                                                            --------------------------------
                                                                                                 2004              2003
                                                                                            ---------------     ------------
Operating activities:
Net income                                                                                $         20,357    $      10,353
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                                      6,775            4,697
  Income tax benefit from the exercise of stock options                                              2,184              415
  Loss on sale or disposal of property, plant & equipment                                              158               37
  Provision for losses on accounts receivable                                                          329              360
  Non-cash portion of stock-based compensation expense                                               1,193               86
  Net restructuring charge accrued liability                                                             -            1,676
  Changes in operating assets and liabilities (net of effects of business acquisitions):
     Accounts receivable                                                                            (5,099)          (6,478)
     Inventory                                                                                      (3,536)          (1,796)
     Prepaid expenses and other assets                                                               2,644            1,408
     Accounts payable, accrued expenses and other liabilities                                      (14,301)          (4,566)
     Income taxes                                                                                    7,043            3,558
     Other liabilities                                                                               1,001              341
                                                                                            ---------------     ------------
        Net cash provided by operating activities                                                   18,748           10,091

Investing activities:
  Acquisition of businesses, net of cash acquired                                                  (34,394)         (21,830)
  Purchases of property, plant and equipment                                                        (2,819)          (3,605)
  Proceeds from sale of property, plant and equipment                                                  298              194
  Other                                                                                               (407)             (61)
                                                                                            ---------------     ------------
        Net cash used in investing activities                                                      (37,322)         (25,302)

Financing activities:
  Payment of dividends                                                                              (5,178)          (5,124)
  Proceeds from issuance of common stock                                                             5,643            4,732
  Principal payments on debt                                                                           (30)            (816)
  Purchase of treasury stock                                                                             -             (564)
                                                                                            ---------------     ------------
        Net cash used in financing activities                                                          435           (1,772)
Effect of exchange rate changes on cash                                                                141            1,000

Net (decrease) in cash and cash equivalents                                                        (17,998)         (15,983)
Cash and cash equivalents, beginning of period                                                      70,368           76,088

Cash and cash equivalents, end of period                                                  $         52,370    $      60,105
                                                                                            ===============     ============

Supplemental disclosures:
Cash paid during the period for:
  Interest                                                                                $             78    $          55
  Income taxes, net of refunds                                                                         489            1,294
Acquisitions:
  Fair value of asset acquired, net of cash                                               $         30,337    $       8,242
  Liabilities assumed                                                                              (17,019)          (3,025)
  Goodwill                                                                                          21,076           16,613
                                                                                            ---------------     ------------
        Net cash paid for acquisitions                                                    $         34,394    $      21,830
                                                                                            ===============     ============